EliteDesigns® Variable Annuity	EliteDesigns® Variable Annuity
Issued by:	Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001	First Security Benefit Life Insurance and Annuity Company of New York 350 Park Avenue, 14th Floor New York, NY 10022
Supplement Dated January 9, 2019
To Prospectus Dated May 1, 2018
Effective January 25, 2019, the administration charge will be reduced to 0.25% for all Subaccounts. All references to an administration charge of 0.65% in the current prospectus are hereby changed to reflect the new administration charge of 0.25%.
The following sections under “Expense Tables” are deleted in their entirety and replaced with the following:
Periodic Expenses — Periodic expenses are fees and expenses that you will pay periodically during the time that you own the Contract, not including fees and expenses of the Underlying Funds.
Charge
Separate Account Annual Expenses (as a percentage of average Subaccount daily net assets)
Annual Mortality and Expense Risk Charge[1]	0.20%
Annual Administration Charge[2]	0.25%
Return of Premium Death Benefit Rider Charge[3]	0.35%
Total Separate Account Annual Expenses	1.20%
1 During the Annuity Period, the mortality and expense risk charge is 0.30% in lieu of the amounts described above. See the discussion under “Mortality and Expense Risk Charge.”
2 This charge may differ for Subaccounts that the Company adds in the future. See the discussion under “Administration Charge.”
3 The Return of Premium Death Benefit Rider charge is 0.10% for Contracts issued before December 28, 2012.

Examples — These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, separate account annual expenses (including the administration charge of 0.25% and the Return of Premium Death Benefit rider charge for Contracts issued on or after December 28, 2012) and Underlying Fund operating expenses but do not include state and/or local premium taxes, which may be applicable to your Contract.
The Examples assume that you invest $10,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assumes the maximum fees and expense of the Contract. The first example assumes the maximum gross annual Underlying Fund operating expenses, while the second example assumes the minimum gross annual Underlying Fund operating expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Based on Maximum Underlying Fund Operating Expenses	1 Year	3 Years	5 Years	10 Years
If you hold, surrender or annuitize your Contract at the end of the applicable time period	$303	$4,487	$7,135	$10,245

Based on Minimum Underlying Fund Operating Expenses	1 Year	3 Years	5 Years	10 Years
If you hold, surrender or annuitize your Contract at the end of the applicable time period	$ 96	$ 300	$ 520	$ 1,155

The last paragraph of under “The Contract – Determination of Contract Value” is deleted in its entirety and replaced with the following:
The mortality and expense risk charge of 0.20% and the administration charge of 0.25% are factored into the Accumulation Unit value or “price” of each Subaccount on each Valuation Date. Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company deducts the Excess Charge only upon reinvestment of the monthly subaccount adjustment and does not assess an Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Infor-mation for a more detailed discussion of how the Excess Charge is deducted.
Please Retain This Supplement For Future Reference